UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 26, 2010

PARADIGM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-09154	83-0211506
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

9715 Key West Avenue, 3rd Floor, Rockville, Maryland (Address of principal executive offices)	20850 (Zip Code)

(301) 468-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

DISA Contract

On April 8, 2010, the U.S. General Services Administration (the “GSA”) notified Paradigm Solutions Corporation (“PSC”), the wholly-owned subsidiary of Paradigm Holdings, Inc. (the “Company”), that PSC had been awarded a contract by the GSA in connection with a project entitled “St. Louis, MO 63120-1703, Building 103, Federal Center (MO0606AF), 4300 Goodfellow GS-07F-0238V/GS-P-06-10-GZ-0003 – DISA UPS and Electrical Upgrades (B0904795) (the “GSA Award”).”

The GSA Award represents a prime contract to provide Uninterruptible Power Supply (“UPS”) Systems and electrical upgrades to the Defense Information Systems Agency (“DISA”).  PSC will be responsible for the upgrade and replacement of the existing electrical distribution for the Defense Enterprise Computing Center in St. Louis, Missouri.

As the prime contractor, PSC will analyze the existing infrastructure in order to design and implement a new system in accordance with DISA facility standards.  The primary function of the UPS system is to provide electrical power to critical data center loads during utility outages. The amount of the GSA Award is approximately $11,000,000 over a one-year period of performance, while additional options could increase the value of the GSA Award by over $1,000,000, if exercised by the GSA.

The GSA Award was contingent on PSC providing certain performance/payment bonds to the GSA (the “Performance Bond”).  The Performance Bond was executed on May 27, 2010 by Fidelity and Deposit Company of Maryland in the amount of $10,966,551.46.  The Performance Bond premium was $219,331.

The foregoing description of the terms of the GSA Award is not complete and is qualified in its entirety by reference to the GSA Award a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Securities Purchase Agreement and Notes

On May 26, 2010 (the “Closing Date”), the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Hale Capital Partners, LP (“Hale Capital”) and EREF PARA, LLC (“EREF” and together with Hale Capital, the “Purchasers”) and consummated the issuance and sale of Senior Secured Subordinated Promissory Notes with an aggregate principal amount of $4,000,000 (the “Notes”) to the Purchasers, for an aggregate purchase price of $4,000,000, pursuant to such agreement.  In addition, the Company issued 3,428,571 shares (the “Fee Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to the Purchasers, at a purchase price of $0.086 per share, in lieu of a cash payment owed by the Company to the Purchasers with respect to the financing fee in connection with the transactions contemplated by the Securities Purchase Agreement.  The Company used the net proceeds from the sale of the Notes as security for the issuance of a letter of credit to secure the Performance Bond.

The Notes accrue interest at a rate of 6.00% per annum.  The Notes mature on May 26, 2011 (the “Maturity Date”).  The Purchasers may require the Company to redeem all or any portion of the Notes prior to the Maturity Date in connection with an “Event of Default,” “Change of Control” or “Sale” (each as defined in the Notes). From and after the incurrence of an “Event of Default” the interest rate under the Notes automatically increases to 18.00%.  The Notes also contain, among other things, certain affirmative and negative covenants, including, without limitation, limitations on indebtedness, liens and restricted payments.  If the Company fails to redeem the Notes to the extent required pursuant to the terms of the Notes, then each holder of the Notes may elect to convert such holder’s Notes into Common Stock at a conversion price of  $0.086.

Martin Hale is a director of the Company and Chief Executive Officer of Hale Capital and Chief Executive Officer and sole owner of Hale Fund Management, LLC, the managing member of EREF.

The foregoing description of the terms of the Securities Purchase Agreement and the Notes is not complete and is qualified in its entirety by reference to the Securities Purchase Agreement and the Notes copies of which are attached as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Security Agreements and Guaranty

As an inducement for the Purchasers to acquire the Notes, the Company and each of its subsidiaries (the “Subsidiaries”) (Paradigm Holdings, Inc., a Nevada corporation (“Paradigm Nevada”), PSC, Caldwell Technology Solutions LLC (“CTS”) and Trinity Information Management Services (“TIMS”)) entered into the following documents on May 26, 2010 with respect to the grant to the holders of Notes of security interests in all assets of the Company and the Subsidiaries (the “Collateral”):

(i)           a Security Agreement (the “Security Agreement”),

(ii)           a Copyright Security Agreement (the “Copyright Security Agreement”),

(iii)           a Trademark Security Agreement (the “Trademark Security Agreement”) and

(iv)           a Patent Security Agreement (the “Patent Security Agreement” and collectively with the Security Agreement, the Copyright Security Agreement and the Trademark Security Agreement, the “Security Agreements”).

The Security Agreements provide that the Purchasers are to have, subject to Permitted Liens (as defined in the Security Agreement), a first priority (or second priority, to the extent the Collateral is subject to a Permitted Lien with respect to the Senior Indebtedness (as defined in the Security Agreement)) security interest in the Collateral.  The Security Agreements also contain customary representations, warranties and covenants.

As a further inducement for the Purchasers to acquire the Notes, on May 26, 2010 each of the Subsidiaries entered into a Guaranty (the “Guaranty”) in favor of the Purchasers pursuant to which, among other things, the Subsidiaries guaranteed to the Purchasers the due and punctual satisfaction in full of the “Guaranteed Obligations” (as defined in the Guaranty).

The foregoing description of the terms of the Security Agreements and the Guaranty is not complete and is qualified in its entirety by reference to the Security Agreements and the Guaranty copies of which are attached as Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7 and Exhibit 10.8, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Consent and Amendment to Preferred Stock Purchase Agreement

On May 26, 2010, the Company and the Purchasers entered into the Consent and Amendment (the “Consent and Amendment”) to the Preferred Stock Purchase Agreement, dated February 27, 2009, by and among the Company and the Purchasers (the “Preferred Stock Agreement”), to, among other things:

(i) grant registration rights to the Purchasers with respect to the Fee Shares ;

(ii) restrict the exercisability of the Class A Warrants and Class B Warrants (the “Warrants”) held by the Purchasers until the earlier to occur of (x) August 31, 2010 and (y) the consummation of the merger of the Company with and into Paradigm Nevada;

(iii) limit the Company’s obligation to reserve shares with respect to the Warrants during such period;

(iv) exclude the Notes and Fee Shares from certain participation rights granted to the purchasers of securities under to the Preferred Stock Agreement ; and

(v) amend the Company’s existing right to repurchase Series A-1 Senior Preferred Stock for no additional consideration following the occurrence of certain events as provided in the Stock Purchase Agreement to exclude certain “Excluded Shares” (as defined in the Consent and Amendment) from such provision.

The foregoing description of the terms of the Consent and Amendment is not complete and is qualified in its entirety by reference to the Consent and Amendment, a copy of which is attached as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

General Agreement of Indemnity

In connection with the issuance of the Performance Bond, on May 25, 2010, each of PSC, CTS, TIMS and Paradigm Nevada (the “Indemnitors”) entered into a General Agreement of Indemnity (the “Indemnity Agreement”) in favor of Zurich American Insurance Company and its subsidiaries (the “Surety”).  The Indemnity Agreement, among other things, provides for the indemnification of the Surety by the Indemnitors in connection with the Performance Bond and related matters and grants the Surety a security interest in certain assets of the Indemnitors.

The foregoing description of the terms of the Indemnity Agreement is not complete and is qualified in its entirety by reference to the Indemnity Agreement, a copy of which is attached as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Subordination Agreement

As a condition to the consent of Silicon Valley Bank to the transactions contemplated by the Securities Purchase Agreement, on May 26, 2010, the Purchasers and Silicon Valley Bank entered into a Subordination Agreement (the “Subordination Agreement”) pursuant to which the Purchasers subordinated certain rights with respect to the Notes to certain outstanding indebtedness owed by the Company and the Subsidiaries to Silicon Valley Bank.  The Company and the Subsidiaries approved the terms of the Subordination Agreement.  The foregoing description of the terms of the Subordination Agreement is not complete and is qualified in its entirety by reference to the Subordination Agreement attached as Exhibit 16 to the Schedule 13D/A filed by the Purchasers with the Securities and Exchange Commission on June 2, 2010.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

On May 26, 2010, the Company sold the Notes to the Purchasers for an aggregate purchase price of $4,000,000.  The Company issued the Fee Shares to the Purchasers at a purchase price of $0.086 per share, in lieu of a cash payment owed by the Company to the Purchasers with respect to the financing fee in connection with the transactions contemplated by the Securities Purchase Agreement.  Exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), was based on Regulation D promulgated under Section 4(2) of the Securities Act.   The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 3.02.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Each of Peter LaMontagne, Richard Sawchak and Robert Boakai, who are the Company’s President and Chief Executive Officer, Senior Vice President and Chief Financial Officer and Vice President, Enterprise Solution, respectively, entered into Suspension of Exercise Agreements with the Company pursuant to which they agreed to not exercise options to purchase 500,000 shares, 200,000 shares and 50,000 shares of Common Stock, respectively, until after the date of the Merger.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

Exhibit 10.1	Contract Number GS-07F-0238V issued by the General Services Administration

Exhibit 10.2	Securities Purchase Agreement dated May 26, 2010 among Paradigm Holdings, Inc., Hale Capital Partners, LP and the other purchasers identified on the signature pages thereto

Exhibit 10.3	Form of Senior Secured Subordinated Promissory Note

Exhibit 10.4	Security Agreement dated as of May 26, 2010 among the grantors listed on the signature pages thereto and the secured parties listed on the signature pages thereto

Exhibit 10.5	Copyright Security Agreement dated as of May 26, 2010 by the Grantors(as defined therein) in favor of the Secured Parties (as defined in the Security Agreement)

Exhibit 10.6	Patent Security Agreement dated as of May 26, 2010 by the Grantors (as defined therein) in favor of the Secured Parties

Exhibit 10.7	Trademark Security Agreement dated as of May 26, 2010 by the Grantors(as defined therein) in favor of the Secured Parties

Exhibit 10.8	Guaranty dated as of May 26, 2010 entered into by each of the Subsidiaries in favor of the Purchasers

Exhibit 10.9	Consent and Amendment dated as of May 26, 2010 among the Company and the Purchasers

Exhibit 10.10
General Agreement of Indemnity made by Paradigm SolutionsCorporation, Caldwell Technology Solutions LLC, Trinity Information Management Services and Paradigm Holdings, Inc., a Nevada corporation, in favor of Zurich American Insurance Company and its subsidiaries

Exhibit 99.1	Press Release dated June 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARADIGM HOLDINGS, INC.

By:	/s/Peter B. LaMontagne
Peter B. LaMontagne
President and Chief Executive Officer

Date: June 2, 2010

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Contract Number GS-07F-0238V issued by the General Services Administration

Exhibit 10.2	Securities Purchase Agreement dated May 26, 2010 among Paradigm Holdings, Inc., Hale Capital Partners, LP and the other purchasers identified on the signature pages thereto

Exhibit 10.3	Form of Senior Secured Subordinated Promissory Note

Exhibit 10.4	Security Agreement dated as of May 26, 2010 among the grantors listed on the signature pages thereto and the secured parties listed on the signature pages thereto

Exhibit 10.5	Copyright Security Agreement dated as of May 26, 2010 by the Grantors (as defined therein) in favor of the Secured Parties (as defined in the Security Agreement)

Exhibit 10.6	Patent Security Agreement dated as of May 26, 2010 by the Grantors (as defined therein) in favor of the Secured Parties

Exhibit 10.7	Trademark Security Agreement dated as of May 26, 2010 by the Grantors (as defined therein) in favor of the Secured Parties

Exhibit 10.8	Guaranty dated as of May 26, 2010 entered into by each of the Subsidiaries in favor of the Purchasers

Exhibit 10.9	Consent and Amendment dated as of May 26, 2010 among the Company and the Purchasers

Exhibit 10.10
General Agreement of Indemnity made by Paradigm Solutions Corporation, Caldwell Technology Solutions LLC, Trinity Information Management Services and Paradigm Holdings, Inc., a Nevada corporation, in favor of Zurich American Insurance Company and its subsidiaries

Exhibit 99.1	Press Release dated June 2, 2010